Exhibit 10.29
CONFIDENTIAL TREATMENT REQUESTED
Contract Sales Agreement
          This contract sales agreement (“Agreement”) is made and entered into as of the 4th day of October 2010, by and between Alimera Sciences, Inc. a Delaware corporation (“Company”), and OnCall LLC, a limited liability company (“OnCall).
          WHEREAS, OnCall provides experience and know-how in contract sales, telemarketing, sales force automation and the management of healthcare products and devices;
          WHEREAS, both the Company and OnCall (each a “Party”, together the “Parties”) desire that OnCall provide the Company with a contract sales organization for promoting and selling the Product(s) (as defined herein) in the United States; and
          NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, the Parties agree as follows:
1.	Services and Sales
1.1.	OnCall shall provide services to the Company for the Company products identified on Exhibit A attached hereto (“Product”), as set forth in detail in Exhibit A (“Services”). Such Services shall include recruiting, deploying and administrating the sales force agreed upon for selling the Product to both new and existing accounts in the identified and/or targeted markets.

1.2.	OnCall shall provide Company with Services, and cultivate and maintain good relations with actual and prospective customers, all in accordance with guidelines and operational procedures promulgated by Company from time to time and provided to and agreed upon by OnCall in writing.

1.3.	OnCall shall act toward Company dutifully and in good faith and shall use its best efforts to attain the targets agreed to by the parties. OnCall will not act in any way detrimental to the interests of Company.

1.4.	Company acknowledges that the successful and timely rendering of the Services will require the good faith cooperation of Company. Company will provide all cooperation reasonably necessary to permit OnCall to provide the Services, including without limitation, providing OnCall with all sales materials and brochures necessary for OnCall to perform the Services (“Company Sales Materials”). OnCall shall not modify any Company Sales Materials.

1.5.	If OnCall or its employees or independent contractors become aware of adverse drug experience reports involving the use of any Product, including while performing any Services in connection with any Product, they shall immediately notify Company in writing.

1.6.	Company shall be solely responsible for responding to any government or regulatory agency concerning use or marketing of Product, except to the extent any notice or reporting requirement is by law made directly applicable to OnCall. OnCall shall promptly notify Company in writing of any information OnCall receives regarding any threatened or pending action by a government or regulatory agency that may affect the Product. OnCall shall, at the request of Company, cooperate with Company in order to respond to, or in formulating a procedure for taking appropriate

CONFIDENTIAL TREATMENT REQUESTED
action in response to, such information. In no event shall OnCall respond to any agency in connection with the Product without the prior written consent of Company, unless compelled to do so by law.
2.	Sales Personnel
2.1.	OnCall shall recruit, deploy and administrate the sales representatives necessary to provide the Services pursuant to this Agreement, as described in Exhibit A. Notwithstanding anything herein to the contrary, if Company reasonably believes that the performance of any sales representative or the Project Manager is unsatisfactory for any reason (including without limitation a failure, in Company’s opinion, to demonstrate adequate knowledge and expertise relating to Product and its indicated uses, a failure to pass training and testing requirements, or unprofessional conduct) or is not in compliance with the provisions of this Agreement, Company may notify OnCall in writing and OnCall shall, at the request of Company (and at Company’s sole option), either [****].
3.	Reporting
     OnCall shall provide Company with sales force automation and customer relationship management software program, including the OnCall SFA system (the “Software”) for the purposes of tracking, reporting and evaluating sales representative activity. OnCall hereby grants to Company a non-exclusive, royalty-free, worldwide, transferable (as provided in Section 15), sublicensable right and license to use the object code version of the Software for the purposes of tracking, reporting and evaluating sales representative activity. At least once every 3 months or upon Company’s reasonable request at any time, OnCall shall provide Company all data from Company’s use of the Software (“Company Software Data”) in a format that will enable Company to access, view, modify, create derivative works of, use and otherwise exploit such data on its own existing systems.
4.	Intellectual Property
     Nothing in this Agreement shall give OnCall any rights in any copyrights, patents, trade names, trademarks or trade dress or any other intellectual property used by or belonging to Company or in the good will of Company, in connection with any of its products or business.
     Company shall own all right, title and interest (including all intellectual property rights of any sort throughout the world) relating to any and all inventions, works of authorship, designs, ideas, data, materials and information which are made or conceived or reduced to practice, in whole or in part, by OnCall, and that arise out of the Services or that are based on or otherwise reflect any Confidential Information (as defined below), including, without limitation, Company Software Data, training materials and sales territory maps (collectively, “Work Product”). OnCall will promptly provide and fully disclose all Work Product to Company. All Work Product are works made for hire to the extent allowed by law and, in addition, OnCall hereby makes and agrees to make all assignments necessary to accomplish the foregoing

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
ownership. OnCall shall assist Company, at Company’s reasonable expense, to further evidence, record and perfect such assignments, and to perfect, obtain, maintain, enforce, and defend any rights assigned.
5.	Consideration, Expenses and Marketing
     OnCall’s fees for the Services are set forth in Exhibit A.
     Confidentiality
5.1.	“Confidential Information” includes any information regarding Company’s assets, business, finances, operations, activities, customers, technology, prospects, ideas, markets, strategies and tactics, or any other information that Company provides to OnCall and Work Product, that is designated proprietary or confidential or is of such a nature that a reasonable person would understand such information to be proprietary or confidential.

5.2.	OnCall shall hold the Confidential Information in confidence and as secret and shall not use Confidential Information to the detriment of the Company or other than as necessary to provide Services under this Agreement, nor disclose Confidential Information, directly or indirectly, to a third party, except that OnCall may disclose Confidential Information to its sales force for the sole purpose of performing this Agreement. Notwithstanding the foregoing, OnCall may disclose Confidential Information to OnCall’s officers, directors, professional advisers and attorneys (“Representatives”) as needed for purposes of performing its obligations under this Agreement. OnCall shall be responsible for any breach of this Agreement by any of its Representatives and members of its sales force and the Project Manager to whom it discloses Confidential Information and shall ensure that such parties are bound by confidentiality obligations at least as protective of Company as those herein.

5.3.	OnCall shall not remove or otherwise alter any of the trademarks, service marks, serial numbers, logos, or copyrights or other proprietary notices or indicia, if any, fixed or attached to Confidential Information.

5.4.	Notwithstanding anything herein, information received by OnCall from Company shall be deemed not to be Confidential Information if, and to the extent that, such information is: (i) already rightfully in OnCall’s possession on a non-confidential basis; (ii) rightfully obtained on a non-confidential basis from a third party that is under no legal obligation prohibiting disclosure of such information; (iii) is or becomes available to the public other than through an act or omission of OnCall that violates this Agreement; (iv) developed independently by OnCall without the use of Confidential Information; or (v) authorized by Company in writing for disclosure. Notwithstanding (i), (ii) and (iv) above, Work Product shall continue to be deemed the Confidential Information of Company and continue to be subject to the rights and obligations of this Section 6.

5.5.	Notwithstanding the foregoing, OnCall may disclose Confidential Information if and to the extent OnCall is compelled to do so by applicable law, regulation, governmental agency or court order, provided that OnCall provides Company with prompt notice of such requirement and reasonably cooperates with Company’s efforts

CONFIDENTIAL TREATMENT REQUESTED
(if any) to obtain a protective order or other appropriate remedy preventing such disclosure. In the event that Company does not obtain a protective order or other appropriate remedy preventing such disclosure, OnCall shall disclose only that portion of Confidential Information that OnCall is advised by legal counsel that it is legally required to disclose.

5.6.	Upon request of Company, OnCall shall promptly return to Company any Confidential Information requested by Company in OnCall’s possession or control.

6.	Warranties
     Company warrants to OnCall that the Products and any materials and information provided by Company to OnCall comply with all applicable laws, rules, and regulations, and do not violate or infringe upon any patent, trademark, trade dress, copyright, trade secret or other intellectual property right of a third party.
     OnCall warrants that it will, and will cause its employees, Representatives and agents, including, without limitation, sales force members and the Project Manager, to, (i) comply with all applicable laws and regulations of any jurisdiction, applicable to it as an employer and in the conduct of its business, in which it or its agents perform Services and (ii) perform Services in a professional and workmanlike manner and in accordance with industry standards. In addition, OnCall warrants: (a) none of the Services or any part of this Agreement is or will be inconsistent with any obligation OnCall may have to others; (b) OnCall has the full right to provide Company with the assignments and rights provided for herein; and (c) OnCall will not disclose to Company or use for its benefit any trade secret or proprietary or confidential information of any third party.
7.	Indemnification and Insurance.

7.1.	Company shall at all times during and after the term of this Agreement defend, indemnify, and hold OnCall and its Representatives harmless from and against any and all loss, cost, liability or damage (including reasonable attorneys’ fees and costs) (“Loss”) to the extent made or brought against OnCall by a third party and based upon: [****], provided Company shall not be obligated to defend, indemnify, and hold OnCall or its Representatives harmless from and against any Loss to the extent made or brought against OnCall by a third party and based upon: [****].

7.2.	OnCall shall at all times during and after the term of this Agreement defend, indemnify, and hold Company harmless from and against any and all Loss to the extent based upon [****].

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
7.3.	The indemnifying party’s obligations hereunder are conditioned on (i) the party seeking indemnification providing prompt written notice thereof and reasonable cooperation, information, and assistance in connection therewith and (ii) it having sole control and authority to defend, settle or compromise such claim (provided that any settlement that does not include the full and unconditional release of the party seeking indemnification shall require the prior written consent of such party). The indemnifying party shall not be responsible for any settlement it does not approve in writing.

7.4.	OnCall shall procure and maintain insurance of the type and with coverage amounts standard for the industry in which OnCall operates, continuously throughout the term of this Agreement and for [****] theareafter, and from companies listed in the current and future “Best’s Insurance Guide” as possessing a minimum policy holders rating of [****] and a financial category no lower than [****]. Each insurance policy described above must name Company as an additional insured under the policy. Within thirty (30) days following the execution of the Agreement, and thereafter, upon Company’s reasonable request, OnCall shall furnish Company with a Certificate of Insurance evidencing the insurance coverages required by this Agreement. For the avoidance of doubt, meeting OnCall’s insurance obligations and furnishing evidence of the required insurance shall not relieve OnCall from any liability or obligation for which it is responsible to Company, in whole or in part.

8.	Term.
     The term of this Agreement shall commence as of the date hereof and shall continue thereafter in full force and effect for [****] and may be extended [****] through [****], unless terminated by either party as provided in Section 10 or 11.2.
9.	Termination.

9.1.	In the event of a material breach of this Agreement by a Party, the non-breaching Party may serve written notice of the breach to the breaching Party. If the breaching Party fails to cure the breach within [****] after service of such notice, the non-breaching party may thereafter terminate immediately upon written notice, so long as the breach has not been cured.

9.2.	A Party may terminate this Agreement immediately upon written notice, if the other Party: (i) commences a voluntary case under any applicable bankruptcy or insolvency code or statute, or authorizes the commencement of such a voluntary case; (ii) fails to receive dismissal of any involuntary bankruptcy insolvency action or petition under any applicable bankruptcy or insolvency code or statute within [****] after initiation of such action or petition; (iii) pursuant to any applicable law relating to the liquidation or reorganization of debtors, pursues relief as a debtor or modification or alteration of the rights of such other Party’s creditors, or consents to or acquiesces in such relief; (iv) becomes subject to an order by a court of competent jurisdiction finding it to be bankrupt or insolvent, or authorizing or approving the liquidation, reorganization, or modification or alteration of the rights of such other Party’s creditors, or assuming custody of, or appointing a receiver, liquidate or other custodian, temporary or otherwise, for, all or a substantial part of such other Party’s assets; or (v) makes an assignment for the benefit of such other Party’s creditors, or

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
appoints or consents to the appointment of a receiver or other custodian, for all or a substantial part of such other Party’s assets.

9.3.	Company may terminate this Agreement at any time, for any reason, on written notice of [****]. In addition, Company may terminate this Agreement upon [****] written notice if Product is withdrawn by Company or by any governmental or regulatory agency or any governmental or regulatory agency takes any action, or raises any objection, that prevents Company from marketing, distributing, importing, exporting or selling Product.

9.4.	In the event of termination of this Agreement, amounts owed by Company to OnCall shall be [****]. Company does agree that if termination in the first [****] of deployment of reps is due to [****], then Company [****].

9.5.	Company is responsible for all costs associated with [****], provided OnCall uses good faith, best efforts to assist Company, as requested by Company, in mitigating such costs, for example, by [****].

9.6.	Sections 1.3 (last sentence only), 1.6, 3 (last sentence only), 4, 6, 7, 8, 10.4, 10.5, 10.6 and 12 through 24, and any remedies for breach of this Agreement, shall survive any termination or expiration. In addition, upon termination or expiration of this Agreement, OnCall shall promptly provide to Company all Company Sales Materials, Company Software Data (in a format that will enable Company to use such data on its own existing systems), Work Product and works in progress of the Work Product. For the sake of clarity, all home study materials, training manuals and training presentations developed and/or prepared by or on behalf of OnCall for Company shall be provided to Company in a format that will enable Company to access, view, modify, create derivative works of, use and otherwise exploit such materials, manuals and presentations on Company’s own existing systems. Furthermore, following termination or expiration of this Agreement and upon Company’s request and at Company’s reasonable expense (e.g., at [****]), OnCall shall provide to Company reasonable transition services, for example, continued access to Software for a reasonable period of time.

10.	Force Majeure

10.1.	Neither Party shall be liable for any delay in or failure of performance under this Agreement due to causes which are beyond its control, including, but not limited to, an act of God, act of military authorities, war, riot, fire, earthquake, flood, embargo, disaster, strikes, unavailability of material or power failure, provided that the Party so affected will give prompt written notice of such event to the other party, and shall use its best efforts to avoid, remove, or alleviate such causes of nonperformance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
10.2.	Should inability to perform as a result of force majeure continue for an excess of [****], the Party which is able to continue performing its obligations, shall have the right to terminate this Agreement immediately, by way of a written notice to the other Party.

11.	Employees
     Company recognizes that OnCall’s employees and such employees’ loyalty and service to OnCall constitutes a valuable asset of OnCall’s agency. Accordingly, Company will not, directly or indirectly employ, nor engage as a consultant, any of OnCall’s sales representatives for [****] from the date hereof. At any time following the conclusion of [****] referenced in the preceding sentence, [****]. Notwithstanding the foregoing, the Company may employ or engage as a consultant any of OnCall’s sales representatives or sales managers who have not performed any Services for the Company pursuant to, and who have not become known to the Company in connection with, this Agreement. Company agrees that the remedy at law for any breach of the foregoing provisions of this paragraph may be inadequate and that OnCall shall be entitled to seek injunctive relief [****], in addition to any other remedy OnCall might have. Upon request by Company, OnCall shall use good faith, best efforts to [****]. In addition, upon Company’s request and at Company’s reasonable expense, OnCall shall provide (or continue to provide) to Company [****].
12.	Amendment & Waiver

12.1.	This Agreement may not be amended, modified, released, or discharged in any manner except by an instrument in writing, executed by both Parties.

12.2.	Any waiver of either Parties’ rights hereunder must be in writing. No waiver by either party of any breach or default of any of the provisions contained in this Agreement and required to be performed by the other party shall be construed as a waiver of any succeeding breach of the same or of any other provision.

13.	Severability
     If any term contained in this Agreement shall be judicially considered excessively broad, such term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law. A judicial determination that any provision in this Agreement is void or unenforceable shall not affect the validity or enforceability of any other term or condition in this Agreement.
14.	Assignment.
     Neither Party may assign this Agreement, in whole or in part, or its rights or obligations hereunder without the prior consent of the other Party, except that Company may assign this Agreement to any of its affiliates or to any successor to all or substantially all of its business that concerns this Agreement (whether by sale of

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
stock or assets, merger, consolidation or otherwise) without OnCall’s consent. Any attempted transfer in violation hereof will be void and of no effect.
15.	Notices.
     Any notice required to be made or given hereunder shall be in writing and shall be deemed to have been made or given when any such notice is delivered by recognized overnight delivery service or on the date received by registered or certified mail, return receipt requested, to Company or OnCall, as follows:
(a) If to Company:
Alimera Sciences, Inc.
6120 Windward Parkway, Suite 290
Alpharetta, Ga. 30005
Tel: [****]
Fax: [****]
Attention: [****]
(b) If to OnCall:
8044 Montgomery Road Suite 530
Cincinnati, Ohio 45236
Tel: [****]
Fax: [****]
Attention: [****]
16.	Interpretation.

16.1.	The exhibit hereto consists as an integral part hereof. The headings and numbering of the sections and subsections of this Agreement (bolded, italicized or otherwise) are for reference purposes only and shall have no legal, constructive or interpretive effect.

16.2.	This Agreement shall be construed as if drafted jointly by Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

17.	Limited Beneficiaries.
     This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and shall not be construed as conferring any rights on any others.
18.	Remedies.

18.1.	All rights, remedies, undertakings, obligations, and agreements contained in this Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation, or agreement.

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
18.2.	EXCEPT WITH RESPECT TO [****] AND [****], NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR [****] IRRESPECTIVE OF WHETHER THE PARTY HAS ADVISED OR HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE.

19.	Governing Law & Jurisdiction.

19.1.	This Agreement is made under and shall be construed and enforced in accordance with the internal substantive law of the State of New York applicable to agreements made and to be performed solely therein, without reference to its choice of laws provisions.

20.	Publicity.
     Neither Party shall issue any press release or other publicity materials with respect to the existence, expiration or termination of this Agreement or the terms and conditions hereof without the prior consent of the other Party, provided that this restriction shall not apply to disclosures deemed necessary by a Party for purposes of litigation or compliance with applicable law, regulation, a court order or stock exchange requirement or in connection with a Party’s obligations to provide information in connection with due diligence being conducted on such Party.
21.	Integration.
     This Agreement, including the preamble and exhibit hereto, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof.
22.	Independent Contractor.
     OnCall shall provide the Services as an independent contractor and not as an employee, partner or joint venturer of Company. OnCall shall have no authority to act, represent or bind Company thereof in any manner, except as expressly provided by this Agreement or may be agreed to by Company in writing from time to time. No provision of Services under this shall be deemed to create or imply any contract of employment between Company and any employee of OnCall, and all persons performing Services shall be employees of OnCall and shall not be entitled to any benefits applicable to employees of Company. OnCall shall be responsible for management of all employer obligations in connection with OnCall employees who perform the Services. OnCall employees shall remain exclusively under the direct authority and control of OnCall. Company may be involved in providing training, direction or equipment to an OnCall employee only in the manner and to the extent specifically described in this Agreement. The employer obligations of OnCall shall include: (i) human resource issues, including establishment of employee policies, and administration of health and benefits plans, 401K plan, and other employee benefit plans; (ii) work performance and work behavior issues, including probationary period, periodic and annual appraisals, employee discipline and termination; (iii) administration of systems for time-keeping, payroll and

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
employee expense reimbursement; and (iv) day to day management of employment issues in connection with performance of the Services.
23.	Counterparts.
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed to constitute one agreement.
In witness whereof, the parties hereto have executed this agreement as of the day and year first herein above written:

Alimera Sciences Inc.	OnCall LLC

/s/ David R. Holland	/s/ Rolando Collado

Name: David R. Holland	Name: Rolando Collado

Title: Senior Vice President, Sales and Marketing	Title: President

CONFIDENTIAL TREATMENT REQUESTED
Attachments:
Exhibit A: OnCall Services Agreement

CONFIDENTIAL TREATMENT REQUESTED
Exhibit A
OnCall will provide Alimera Sciences, Inc. (“Alimera” or “Company”) with a sales team to promote Iluvien® to [****] and their staff, in accordance with this Agreement (which includes this Exhibit). This Agreement may be amended to cover products in addition to Iluvien® upon the mutual written agreement of the Company and OnCall. OnCall services will include sales force recruitment, employment, and administration; sales territory design and database development; and sales force automation support software, each as specified below.
OnCall Will Provide The Following Services Under This Agreement, Which Services Are Included Within The Fees Listed Below:
1.	Field Sales Force Recruitment, Employment, & Administration
a.	OnCall will recruit, employ, manage and administrate a sales team comprised of [****] in accordance with a written timeline to be provided by Company to OnCall. OnCall may not employ a sales representative or a Project Manager under this Agreement prior to the date specified by Company in writing for the first employment of such sales representative or Project Manager. The number of sales representatives may be [****]. OnCall will replace any representative or manager who ceases to be a member of the sales team with [****] within [****] of the date on which the representative or manager ceases to be a member of the sales team. If at any time during any month, the sales team consists of fewer than [****], Company shall not be responsible for [****]. If the representative or manager is deployed for a partial month, then [****]. OnCall will submit [****]. OnCall will consider in good faith [****].

b.	Sales representatives will be located in [****] determined by Alimera.

c.	The profile of the sales representatives will be mutually agreed upon by Alimera and OnCall but will include at least the following:

[****].

d.	The profile of the Project Manager will be:

[****]

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
e.	Specific sales representative responsibilities will include:

[****]

f.	OnCall will produce, subject to Alimera’s prior review and final approval, home study materials for the sales representatives and Program Manager, including [****]. All such materials shall be deemed to be Work Product under this Agreement. Such materials will be developed by OnCall in consultation with Alimera management, and as necessary, Alimera internal documents and other materials will be integrated into such materials.
2.	Sales Territory Design and Database Development.
a.	Using data provided by Alimera, OnCall will perform the analysis to determine [****].

b.	OnCall will provide sales representatives and Alimera with [****].

c.	OnCall will work with Alimera to identify the data required to support [****].

d.	OnCall will [****] via the OnCall SFA system.
3.	Sales Force Automation, Customer Relationship Management and Sample Tracking.
a.	The sales team will use OnCall’s sales force automation system — OnCall SFA — for [****].

b.	This will include all reasonable customization of the OnCall SFA system and standardized activity and performance reports.

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
c.	OnCall will provide all required [****].

d.	OnCall will provide a live OnCall SFA help desk accessible via email and toll-free number.

e.	OnCall will provide Alimera management with the ability to [****].
4.	Ongoing Sales Strategy and Tactics Input and Support.
a.	OnCall will provide start-up period and on-going input, guidance and support to Alimera and Alimera’s designated advertising agency on all matters related to sales strategy and tactics. This includes, but is not limited to:

[****]

b.	[****], will lead OnCall’s Alimera Project Management Team and, as such, will serve as the point person for all input, guidance and support to Alimera or Alimera’s designated advertising agency. As required, [****], will engage other Alimera Project Management Team members or other OnCall resources to assure the appropriate support is provided. In addition, [****] will meet with Alimera regularly (no less often than [****]), by phone or face-to-face (as mutually agreed upon by the parties), to discuss matters related to the Agreement.

c.	OnCall and Alimera will [****]. [****]. This manager will be a key resource for the field team. Notwithstanding the foregoing, but subject to Section 12 of the Agreement, such Project Manager [****].
OnCall Fees
▪	Fees to OnCall will have a Recruitment, Field Team and Project Manager component. The Recruitment fee is [****]. The Field Team and Project Manager components [****].
—	The Recruitment fee will equal [****].

—	Field Sales Team fees will equal [****] based on an average [****].

—	The Project Manager fee will equal [****].
▪	OnCall will have the ability to earn an additional [****] based upon agreed upon metrics.

▪	Such fees to OnCall include:

[****]

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
[****]

▪	Fees do not include the following (which will be treated as pass-through costs):

[****]
Payment Terms

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED
•	The project manager cost will be billed [****] and undisputed invoices are net [****].

▪	The recruitment fee will be billed [****] and undisputed invoices are net [****].

▪	Pass through costs are billed [****] and undisputed invoices are net [****]. Reasonable documentation of all pass through costs will be provided with each invoice for such costs.

****	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.